                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                              __________________


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                                 July 16, 2001
               Date of Report (Date of Earliest Event Reported)


GreenPoint Mortgage Securities Inc. (as Sponsor of the GreenPoint Home Equity
 Loan Trust 2001-1, Home Equity Loan Asset-Backed Certificates, Series 2001-1)


                      GREENPOINT MORTGAGE SECURITIES INC.
                      -----------------------------------
            (Exact Name of Registrant as Specified in Its Charter)



          Delaware                      333-95349                68-0397342
          --------                      ---------                ----------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

          700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
          ----------------------------------------------------------
                   (Address of Principal Executive Offices)



                                (415) 461-6790
                                --------------
                        (Registrant's Telephone Number,
                             Including Area Code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)
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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.        Other Events
               ------------

               GreenPoint Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of the GreenPoint Home Equity Loan Trust Asset-Backed Certificates, Series 2001-1 ("Series 2001-1 Certificates").

               The following exhibit which relates specifically to the Series 2001-1 Certificates is included with this Current Report:

Item 7(c).     Exhibits
               --------

               10.1 Monthly Payment Date Statement distributed to holders of Series 2001-1 Certificates dated July 16, 2001.
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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 17, 2001



                                         GREENPOINT MORTGAGE
                                         SECURITIES INC.



                                         By:  /s/ Peter Hill
                                            ------------------------------------
                                            Peter Hill
                                            Senior Vice President and Controller
                                            (Principal Financial Officer and
                                            and Principal Accounting Officer)
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                                 EXHIBIT INDEX

Exhibit Number                                                       Page Number
--------------                                                       -----------

10.1   Monthly Payment Date Statement distributed to holders
       of Series 2001-1 Certificates dated July 16, 2001............      5